Exhibit 99.1

HeartCore Signs 12th Go IPO Contract

NEW YORK and TOKYO, February 29, 2024 (GLOBE NEWSWIRE) — HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and consulting services company based in Tokyo, announced that it has signed an agreement (“Consulting Agreement”) with Jyo Co., Ltd. (“Jyo”) for its 12th Go IPO consulting service win.

“I am pleased to announce our 12th Go IPO contract win and our first one for 2024,” said HeartCore CEO Sumitaka Kanno Yamamoto. “Demand remains robust as the HeartCore Go IPO brand continues to grow in the Japanese markets and attracts interest from companies seeking to list on a major U.S. exchange. Despite facing headwinds in a volatile IPO market, we continue to shepherd our clients through a typically grueling process with our white glove approach to ensure they’re successfully listed. The opportunities our consulting business brings to HeartCore’s overall financial potential and performance continue to remain a pillar in our long-term success. With notable progress and developments being made in our software business and global expansion initiatives, we remain focused on executing our two-pronged business and growth strategy.”

As part of the Consulting Agreement, HeartCore will assist Jyo in its efforts to go public and list on the Nasdaq Stock Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”). Through Go IPO, the Company services clients by assisting throughout the audit and legal firm hiring process, translating requested documents into English, assisting in the preparation of documentation for internal controls required for an initial public offering or de-SPAC, providing general support services, assisting in the preparation of the S-1 or F-1 filing, and more. As compensation for its services, HeartCore expects to generate from Jyo an aggregate of $700,000 in initial fees. In addition, HeartCore has received a warrant to acquire 2% of Jyo’s common stock, on a fully diluted basis.

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at https://heartcore-enterprises.com/.

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860